      As filed with the Securities and Exchange Commission on April 6, 2001


                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|

                         Pre-Effective Amendment No.                         |_|


                       Post-Effective Amendment No. 73                       |X|


                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |_|


                       Post-Effective Amendment No. 112                      |X|
                       -------------------------------


                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                           1211 Avenue of the Americas
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

George Martinez, Esq.      Peter Eldridge, Esq.       Cynthia Cobden, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:




     | | immediately upon filing pursuant to   |_| on (         ) pursuant to
         paragraph (b)                             paragraph (b)
     |_| 60 days after filing pursuant to      |_| on (         ) pursuant to
         paragraph (a)(1)                          paragraph (a)(1)
     |_| 75 days after filing pursuant to      |X| on May 23, 2001 pursuant to
         paragraph (a)(2)                          paragraph (a)(2) rule 485.

If appropriate, check the following box:

| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 2000 was filed on January 25, 2001.

                                                          PROSPECTUS MAY 1, 2001

                                      SUBJECT TO COMPLETION, DATED APRIL 6, 2001

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy those securities in any state where the offer or sale is not preferred.

JPMORGAN FLEMING
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

THIS PROSPECTUS OFFERS: CLASS A, B AND C SHARES

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                         [JPMorgan Fleming LOGO]

Fund Description ..........................................................    1
Investor Fees and Expenses ................................................    3
International Equity Management Approach ..................................    5
J.P. Morgan Investment Management Inc. ....................................    5
International Equity Investment Process ...................................    5
Tax Aware Investing .......................................................    6
Who May Want to Invest ....................................................    7
Your Investment ...........................................................    9
Know Which Classes to Buy .................................................    9
Buying Fund Shares ........................................................   11
Selling Fund Shares .......................................................   12
Other Information Concerning the Fund .....................................   14
Dividends and Distributions ...............................................   15
Tax Considerations ........................................................   15
Fund Details ..............................................................   18
Business Structure ........................................................   18
Risk and Reward Elements ..................................................   19
For More Information ..............................................   Back cover

--------------------------------------------------------------------------------
JPMorgan Fleming

TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments, strategies and risks, please see pages 19-20.

GOAL

The fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
PRINCIPAL STRATEGIES

The fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The fund's assets also may be invested, to a limited extent, in companies from emerging markets.

The fund focuses on individual stock selection, emphasizing those stocks that are ranked as undervalued according to the proprietary research of J.P. Morgan Investment Management Inc. (the Manager). The fund is not constrained by capitalization, style or geographic limits and will not concentrate in any one industry. The fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the fund's benchmark. The fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns through managing currency exposure as described on page 6.

The fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the fund's investment income and realized capital gains. In doing so, the fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling shares with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the fund seeks to minimize distributions that are taxed as ordinary income by emphasizing, where appropriate, investments in lower-yielding securities.

To protect against price declines in securities holdings with large accumulated capital gains, the fund may use

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The fund is aided in this process by a tax-sensitive optimization model developed by the Manager.

PRINCIPAL RISKS

The value of your investment in the fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the Manager's research, as well as its stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the fund's performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. However, the fund does not typically use this strategy for its emerging markets currency exposure.

The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                     JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR FEES AND EXPENSES

As an investor in the fund, you will pay certain fees and expenses which are described in the table below. Shareholder transaction fees are paid from your investment. Annual fund operating expenses are paid out of fund assets and are shown in the table below, before and after reimbursement. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

SHAREHOLDER TRANSACTION FEES (%) (FEES PAID BY YOU DIRECTLY)


                           MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS A % OF THE        LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE                     PRICE OR SALE PRICE
----------------------------------------------------------------------------------------
 CLASS A                   5.75                               NONE
----------------------------------------------------------------------------------------
 CLASS B                   NONE                               5.00
----------------------------------------------------------------------------------------
 CLASS C                   NONE                               1.00
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)(%)(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

                                                                                       TOTAL
                                  MANAGEMENT         DISTRIBUTION      OTHER           OPERATING
                                  FEES               (12B-1) FEE       EXPENSES(2)     EXPENSES
-------------------------------------------------------------------------------------------------
 CLASS A                          0.85               0.25              0.90            2.00
-------------------------------------------------------------------------------------------------
 CLASS B                          0.85               0.75              0.90            2.50
-------------------------------------------------------------------------------------------------
 CLASS C                          0.85               0.75              0.90            2.50
-------------------------------------------------------------------------------------------------

(1) THE FUND IS NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(2) OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------



EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes: $10,000 initial investment, 5% return each year, and total operating expenses are not waived and remain the same. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


                                                       1YR.        3YRS.
-------------------------------------------------------------------------------
 CLASS A                                               $766        $1,166
-------------------------------------------------------------------------------
 CLASS B
-------------------------------------------------------------------------------
  WITH REDEMPTION                                      $753        $1,079
-------------------------------------------------------------------------------
  WITHOUT REDEMPTION                                   $253        $779
-------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------
  WITH REDEMPTION                                      $353        $779
-------------------------------------------------------------------------------
  WITHOUT REDEMPTION                                   $253        $779
-------------------------------------------------------------------------------

                     JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
MANAGEMENT APPROACH

J.P. MORGAN INVESTMENT
MANAGEMENT INC.

J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of
J.P. Morgan Chase & Co. (JPMorgan Chase), serves as the investment manager to the fund. Known for its commitment to proprietary research and disciplined investment strategies, JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, JPMorgan Chase, employs approximately 700 analysts, portfolio managers, capital market researchers and traders around the world and has approximately $638 billion in assets under management.

As described below, the Manager selects stocks for the fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The Manager uses a top-down analysis in determining which countries to emphasize. Stocks in each industry are ranked with the help of models, then selected for investment. The Manager may adjust currency exposure to seek to manage risks and enhance returns.

INTERNATIONAL EQUITY
INVESTMENT PROCESS

The Manager's investment process focuses on allocating assets by country, selecting stocks and managing currency exposure. The fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the Manager seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the Manager develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 170 members around the world, with an average of nearly ten years of experience.

In managing the fund, the Manager employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities and currency management decisions.

COUNTRY ALLOCATION The Manager takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the fund. Country allocations may vary either significantly or moderately from the fund's benchmark. The Manager considers the developed countries of Europe, excluding the U.K., as a whole, while monitoring the fund's exposure to any one country.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

STOCK SELECTION Various models are used to quantify the Manager's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Manager then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions.

CURRENCY MANAGEMENT The Manager actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to the Manager's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the fund sells the appreciated security). The fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the fund are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to avoid net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that

                     JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

might otherwise be incurred if the fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

[SIDENOTE]
WHO MAY WANT TO INVEST?

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG-TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

--------------------------------------------------------------------------------
FUND'S INVESTMENT ADVISER

THE FUND'S INVESTMENT ADVISER

The Manager is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. The Manager is located at 522 5th Ave, New York, NY 10036.

The Manager receives an annual management fee at the rate of 0.85% of the fund's average net assets for investment advisory and other services.

PORTFOLIO MANAGEMENT

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the International Equity team in April of 1993 and has been at JPMorgan since 1992. The team also includes Andrew Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by the Manager since 1984; Nigel F. Emmett, vice president, who has been on the International Equity team since joining JPMorgan in August of 1997; and by Jenny
C. Sicat, vice president, who joined the International Equity team in August of 2000 and has been at JPMorgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
YOUR INVESTMENT


KNOW WHICH CLASSES TO BUY

The fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

CLASS A SHARES

Class A Shares are subject to an initial sales charge which is deducted directly from the money you invest. The initial sales charge is not invested in the fund. As the table below shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value per share of such shares, plus the initial sales charge. Net asset value is the value of the fund's assets, minus its liabilities, divided by the number of shares outstanding.

TOTAL SALES CHARGE

                                    AS % OF THE      AS %
                                    OFFERING         OF NET
 AMOUNT OF                          PRICE            AMOUNT
 INVESTMENT                         PER SHARE        INVESTED
--------------------------------------------------------------------------------
 LESS THAN $100,000                 5.75%            6.10%
 $100,000 BUT UNDER $250,000        3.75%            3.90%
 $250,000 BUT UNDER $500,000        2.50%            2.56%
 $500,000 BUT UNDER $1 MILLION      2.00%            2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

Class B shares are subject to a deferred sales charge which is deducted directly from your assets when you sell your Class B shares. The deferred sales charge is equal to a percentage of the original purchase price or the current value of your shares, whichever is less. As the table below shows, the deferred sales charge gets lower the longer you hold your shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you purchased them.

YOUR INVESTMENT
--------------------------------------------------------------------------------


YEAR     DEFERRED SALES CHARGE
--------------------------------------------------------------------------------
 1         5%
 2         4%
 3         3%
 4         3%
 5         2%
 6         1%
 7         NONE
 8         NONE

The deferred sales charge is calculated based on the month you purchased your shares, and shares with the lowest deferred sales charge will be sold first. Shares acquired through the reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

Class C shares are subject to a deferred sales charge which is deducted directly from your assets when you sell your Class C shares. The deferred sales charge is equal to 1% of the original purchase price or the current value of your shares, whichever is lower, and disappears altogether after one year. The deferred sales charge is calculated based on the month you purchased your shares, and shares with the lowest deferred sales charge will be sold first.

Like Class B shares, Class C shares have higher combined distribution and service fees than Class A shares. Unlike Class B shares, Class C shares do not convert into Class A shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, Class C shares can have higher total fees than either Class A or Class B shares.

There are a number of plans and special discounts which can decrease or even eliminate these charges. Please see the fund's statement of additional information (SAI) for details.

GENERAL

J.P. Morgan Funds Distributors, Inc. (JPMFD), 210 West 10th Street, Kansas City, MO 64105, is the distributor for the fund. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with the Manager or JPMorgan Chase & Co.

The fund has adopted a Rule 12b-1 distribution plan (12b-1 Plan) under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B and Class C shares.

The fund's payments under the 12b-1 Plan cover such things as compensation to broker-dealers who assist in the distribution of the fund's shares, and other expenses in connection with the sale of shares. Payments are not tied to actual expenses incurred.

Because the fund makes payments out of its assets under the 12b-1 Plan on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're investing in the fund and how long you intend to hold your shares. If you plan on holding your shares for at least six

                                                                 YOUR INVESTMENT
--------------------------------------------------------------------------------

years and you do not want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to invest $250,000 or more in the fund, Class A shares are the most economical choice.

Class C shares may be best if you do not want to pay an initial sales charge and you are not sure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A shares. These fees appear in the table under the section "Investor Fees and Expenses" earlier in this prospectus.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to buy shares of the fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call either 1-800-521-4411 or 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100 through the fund's Systematic Investment Plan. Please see "Shareholder Services" on page 17 for details.

GENERAL

You will pay the public offering price for Class A, Class B or Class C shares based on the next net asset value of such shares calculated after the JPMorgan Funds Service Center accepts your instructions, plus any applicable sales charges. The fund calculates its net asset value once each day at the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (NYSE). The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The fund invests in securities which are primarily listed on foreign exchanges and these exchanges may trade on

YOUR INVESTMENT
--------------------------------------------------------------------------------


weekends or other U.S. holidays on which the fund does not price. As a result, the fund's portfolio will trade and its net asset value may fluctuate significantly on days when the investor has no access to the fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, your order will be processed at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-521-4411 OR 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF              INITIAL       ADDITIONAL
 ACCOUNT              INVESTMENT    INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
 REGULAR ACCOUNT      $2,500        $100
 SYSTEMATIC
 INVESTMENT PLAN      $1,000        $100
 IRAS                 $1,000        $100
 SEP-IRAS             $1,000        $100
 EDUCATION IRAS       $500          $100

Please make your check out to JPMorgan Funds in U.S. dollars. Credit cards, cash or checks from a third party will not be accepted. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you purchase shares through an Automated Clearing House, you can't sell those shares until the payment clears, which could take more than seven business days.

Your purchase order will be canceled if your check doesn't clear, and you will be responsible for any expenses and losses to the fund. Orders to purchase shares by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day of your order.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The fund will not issue certificates for Class A or Class C shares unless you request them, and no certificates will be issued for Class B shares.

SELLING FUND SHARES You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to sell shares of the fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you a fee for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call either 1-800-521-5411 or 1-800-348-4782. You will be sent a check or the sales proceeds will be sent via electronic transfer or wire. You cannot sell your shares by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of the shares by

                                                                 YOUR INVESTMENT
--------------------------------------------------------------------------------

phone, the sales proceeds will be sent by wire only to a bank account on the fund's records. We charge $10 for each transaction by wire.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See "Shareholder Services" on page 17 for details.

GENERAL

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You'll receive the next net asset value per share calculated after the JPMorgan Funds Service Center accepts your sales order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the fund will send your sales proceeds to you the next business day. Your order to sell shares will not be accepted if the fund hasn't collected your payment for such shares. The fund may stop accepting orders to sell, and may postpone payment of redemption proceeds for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more.

- you want your payment sent to an address other than the address in our records.

You may also need to provide additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to exchange from the fund to another JPMorgan Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call either 1-800-521-5411 or 1-800-348-4782.

YOUR INVESTMENT
--------------------------------------------------------------------------------


THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

GENERAL

If you exchange Class B shares of the fund for Class B shares of another JPMorgan fund, or Class C shares of the fund for Class C shares of another JPMorgan fund, you will not pay a deferred sales charge until you sell the shares of the other JPMorgan Fund. The amount of the deferred sales charge will be based on when you purchased the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase the fund's administrative costs and, thereby, affect all shareholders. The fund reserves the right to limit the number of exchanges or to refuse an exchange. The fund may also terminate this privilege. You will be charged an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the SAI to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND

Your account may be closed if its balance falls below $500 because you have sold shares. Your account may also be closed if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. In either event, you will be given 60 days notice before your account is closed.

Unless you indicate otherwise on your account application, we, representatives of the JPMorgan Funds Service Center, are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the fund liable for any loss or expenses from any sales request, if the fund takes reasonable precautions. The fund will be liable to you for any losses from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone; this may be true at times of unusual market changes and shareholder activity. During such times, you can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The fund has agreements with certain shareholder servicing agents (including The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of the fund held by the shareholder servicing agents' customers.

                                                                 YOUR INVESTMENT
--------------------------------------------------------------------------------



Chase and/or JPMFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These payments may be in amounts of up to an additional 0.10% annually of the average daily net assets of the fund attributable to the fund's shares held by the shareholder servicing agents' customers.

Chase and its affiliates and the fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract or law. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year (usually in December). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. The fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

- reinvest all distributions in additional fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

TAX CONSIDERATIONS

While the fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

 TRANSACTION               TAX STATUS
--------------------------------------------------------------------------------
 INCOME DIVIDENDS          ORDINARY INCOME

 SHORT-TERM CAPITAL        ORDINARY INCOME
 GAINS DISTRIBUTIONS

 LONG-TERM CAPITAL         CAPITAL GAINS
 GAINS DISTRIBUTIONS

 SALES OR EXCHANGE OF      CAPITAL GAINS OR LOSSES
 SHARES OWNED FOR MORE
 THAN ONE YEAR

 SALES OR EXCHANGES OF     GAINS ARE TREATED AS
 SHARES OWNED FOR          ORDINARY INCOME; LOSSES
 ONE YEAR OR LESS          ARE SUBJECT TO SPECIAL RULES

YOUR INVESTMENT
--------------------------------------------------------------------------------



If you receive distributions of net capital gain, the tax rate will be based on how long the fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the net asset value will be higher on that date because it includes the distribution amount.

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

The fund anticipates that it will be subject to foreign withholding taxes on a portion of its dividend income from foreign securities. The fund intends to file an election each year which would require fund shareholders to include in ordinary gross income their PRO RATA share of qualified foreign income taxes paid by the fund (even though such amounts are not received by the shareholders) and would allow fund shareholders to use their PRO RATA portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions to deduct their portion of the fund's foreign taxes paid in computing their taxable federal income.

Early in each calendar year, the fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

An investor for whom the fund does not have a valid Taxpayer Identification Number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the fund. Please consult your tax adviser to see how investing in the fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the fund in the first or third week of any month. The money is automatically deducted from your checking or savings account. You must make an initial deposit of at least $1000 to start the plan.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call either 1-800-521-5411 or 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) from the fund. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call either 1-800-521-5411 or 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan account to another on a regular basis. It's a free service.

TELEPHONE PRIVILEGE

You can buy, sell and exchange your shares by calling the JPMorgan Funds Services Center at either 1-800-521-5411 or 1-800-348-4782. Telephone privileges are provided automatically, unless you tell us otherwise on your account application.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sold, without paying a sales charge, as long as you make a request in writing within 90 days of your sale of Class A shares. If you sold Class B shares or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B or Class C shares.

--------------------------------------------------------------------------------
FUND DETAILS



BUSINESS STRUCTURE

The fund is a series of Mutual Fund Group, a Massachusetts business trust. Information about other series or classes in Mutual Fund Group is available by calling either 1-800-521-5411 or 1-800-348-4782. In the future, the trustees of Mutual Fund Group could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

The fund and the other series of Mutual Fund Group are governed by the same trustees. The trustees are responsible for overseeing the fund's business activities.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

====================================================================================================================================
POTENTIAL RISKS                             POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

         - The fund could underperform      - The fund could outperform its    - The Manager focuses its active management on
           its benchmark due to its           benchmark due to these same        securities selection, the area where it believes
           securities and asset               choices.                           its commitment to research can most enhance
           allocation choices.                                                   returns.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS

         - The fund's share price and       - Stocks have generally            - Under normal circumstances, the fund plans to
           performance will fluctuate in      outperformed more stable           remain fully invested, with at least ___ in
           response to stock market           investments (such as bonds and     stocks of at least ___ developed countries, not
           movements.                         cash equivalents) over the         including the U.S.; stock investments may include
                                              long term. (Past performance,      convertible securities, preferred stocks,
         - The fund could lose money          however, is not an indication      depositary receipts (such as American Depositary
           because of foreign government      of future performance)             Receipts and European Depositary Receipts), trust
           actions, political                                                    or partnership interests, warrants, rights, and
           instability or lack of           - Foreign investments, which         investment company securities.
           adequate and/or  accurate          represent a major portion of
           information.                       the world's securities, offer    - During severe market downturns, the fund has the
                                              attractive potential               option of investing up to 100% of its assets in
         - Investment, liquidity and          performance and opportunities      investment-grade short-term securities.
           valuation risks tend to be         for diversification.
           higher in emerging markets.
                                            - Emerging markets can offer
         - Adverse market conditions          higher returns.
           may, from time to time, cause
           the fund to take temporary
           defensive positions that are
           inconsistent with its
           principal investment
           strategies and may hinder the
           fund from achieving its
           investment objective.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

         - Currency exchange rate           - Favorable exchange rate          - The fund actively manages the currency exposure of
           movements could reduce gains       movements could generate gains     its foreign investments and will hedge a portion
           or create losses.                  or reduce losses.                  of its foreign currency exposure into the U.S.
                                                                                 dollar or other currencies which the Manager
         - Currency risks tend to be                                             deems more attractive (see also "Derivatives").
           higher in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

         - When the fund lends a            - The fund may enhance income      - The Manager maintains a list of approved borrowers.
           security, there is a risk          through the investment of the
           that the loaned securities         collateral received from the     - The fund receives collateral equal to at least
           may not be returned if the         borrower.                          100% of the current value of securities loaned.
           borrower defaults.
                                                                               - The lending agents indemnify the fund against
         - The collateral will be                                                borrower default.
           subject to the risks of the
           securities in which it is                                           - The Manager's collateral investment guidelines
           invested.                                                             limit the quality and duration of collateral
                                                                                 investment to minimize losses.

                                                                               - Upon recall, the borrower must return the
                                                                                 securities loaned within the normal settlement
                                                                                 period.

====================================================================================================================================
POTENTIAL RISKS                             POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

         - Derivatives such as futures,     - Hedges that correlate well       - The fund uses derivatives, such as futures,
           options, swaps and forward         with underlying positions can      options, swaps, and forward foreign currency
           foreign currency contracts(1)      reduce or eliminate losses at      contracts, for hedging and tax and risk
           that are used for hedging the      low cost.                          management purposes (i.e., to establish or adjust
           portfolio or specific                                                 exposure to particular securities, markets or
           securities may not fully         - The fund could make money and      currencies).
           offset the underlying              protect against losses if the
           positions and this could           investment analysis proves       - The fund only establishes hedges that it expects
           result in losses to the fund       correct.                           will be highly correlated with underlying
           that would not have otherwise                                         positions.
           occurred.                        - Derivatives that involve
                                              leverage could generate          - While the fund may use derivatives that
         - Derivatives used for risk          substantial gains at low cost.     incidentally involve leverage, it does not use
           management may not have the                                           them for the specific purpose of leveraging its
           intended effects and may                                              portfolio.
           result in losses or missed
           opportunities.

         - The counterparty to a
           derivatives contract could
           default.

         - Derivatives that involve
           leverage could magnify losses.

         - Certain types of derivatives
           involve costs to the fund
           which can reduce returns.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

         - The fund could have              - These holdings may offer more    - The fund may not invest more than 15% of its net
           difficulty valuing these           attractive yields or potential     assets in illiquid holdings.
           holdings precisely.                growth than comparable widely
                                              traded securities.               - To maintain adequate liquidity, the fund may hold
         - The fund could be unable to                                           investment-grade short-term securities and may
           sell these holdings at the                                            borrow(including repurchase agreements and
           time or price it desired.                                             reverse repurchase agreements) from banks up to
                                                                                 33 1/3% of the value of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         - When the fund buys securities    - The fund can take advantage of   - The fund uses segregated accounts to offset
           before issue or for delayed        attractive transaction             leverage risk.
           delivery, it could be exposed      opportunities.
           to leverage risk if it does
           not use segregated accounts.
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

         - Increased trading could raise    - The fund could realize gains     - The fund will avoid short-term trading, except to
           the fund's brokerage and           in a short period of time.         take advantage of attractive or unexpected
           related costs.                                                        opportunities or to meet demands generated by
                                            - The fund could protect against     shareholder activity.
         - Increased short-term capital       losses if a stock is
           gains distributions could          overvalued and its value later
           raise shareholders' income         falls.
           tax liability.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

HOW TO REACH US

MORE INFORMATION

You will find more information about the fund in the following documents:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at either 1-800-521-5411 or 1-800-348-4782 or writing to:

JPMORGAN FLEMING TAX AWARE
INTERNATIONAL OPPORTUNITIES FUND
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 419392
KANSAS CITY, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information.

You can also find information on-line at [www.jpmorganflemingfunds.com] on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service, You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: PUBLICINFO@SEC.GOV

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

JPMORGAN FUNDS AND THE
MORGAN TRADITION

The JPMorgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan Investment Management Inc.'s extensive experience and depth as an investment manager, the JPMorgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMORGAN

                         The Fund's Investment Company Act File No. is 811-5151.

                                                          PROSPECTUS MAY 1, 2001

                                      SUBJECT TO COMPLETION, DATED APRIL 6, 2001


The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy those securities in any state where the offer or sale is not preferred.

JPMORGAN FLEMING
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

THIS PROSPECTUS OFFERS: INSTITUTIONAL SHARES








                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                         [JPMORGAN FLEMING LOGO]

Fund Description ..........................................................    1
Investor Fees and Expenses ................................................    3
International Equity Management Approach ..................................    4
International Equity Investment Process ...................................    4
Tax Aware Investing .......................................................    5
Who May Want to Invest ....................................................    6
The Fund's Investment Adviser .............................................    7
Portfolio Management ......................................................    7
Your Investment ...........................................................    8
Buying Fund Shares ........................................................    8
Selling Fund Shares .......................................................    8
Other Information Concerning the Fund .....................................    9
Dividends and Distributions ...............................................   10
Tax Considerations ........................................................   11
Fund Details ..............................................................   11
Business Structure ........................................................   11
Risk and Reward Elements ..................................................   13
For More Information ..............................................   Back cover

--------------------------------------------------------------------------------
JPMORGAN FLEMING

TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments, strategies and risks, please see pages 13-14.

GOAL

The fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
PRINCIPAL STRATEGIES

The fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The fund's assets also may be invested, to a limited extent, in companies from emerging markets.

The fund focuses on individual stock selection, emphasizing those stocks that are ranked as undervalued according to the proprietary research of J.P. Morgan Investment Management Inc. (the Manager). The fund is not constrained by capitalization, style or geographic limits and will not concentrate in any one industry. The fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the fund's benchmark. The fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns through managing currency exposure as described on page 5.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

The fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the fund's investment income and realized capital gains. In doing so, the fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling shares with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the fund seeks to minimize distributions that are taxed as ordinary income by emphasizing, where appropriate, investments in lower-yielding securities.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

To protect against price declines in securities holdings with large accumulated capital gains, the fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The fund is aided in this process by a tax-sensitive optimization model developed by the Manager.

PRINCIPAL RISKS

The value of your investment in the fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the Manager's research, as well as its stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the fund's performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. However, the fund does not typically use this strategy for its emerging markets currency exposure.

The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR FEES AND EXPENSES

As an investor in the fund, you will pay certain fees and expenses which are described in the table below. Shareholder transaction fees are paid from your investment. Annual fund operating expenses are paid out of fund assets and are shown in the table below, before and after reimbursement. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

SHAREHOLDER TRANSACTION FEES (%) (FEES PAID BY YOU DIRECTLY)


                      MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS A % OF THE  LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE               PRICE OR SALE PRICE
--------------------------------------------------------------------------------
 INSTITUTIONAL        NONE                         NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)(%)(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)


                                   DISTRIBUTION                       TOTAL
                   MANAGEMENT      (12B-1)           OTHER            OPERATING
                   FEES            FEE               EXPENSES(2)      EXPENSES
--------------------------------------------------------------------------------
 INSTITUTIONAL     0.85            NONE              0.45             1.30
--------------------------------------------------------------------------------


(1) THE FUND IS NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(2) OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes: $10,000 initial investment, 5% return each year, and total operating expenses remain the same. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


                                                       1 YEAR      3 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL                                          $132        $412
--------------------------------------------------------------------------------

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
MANAGEMENT APPROACH

J.P. MORGAN INVESTMENT
MANAGEMENT INC.

J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of
J.P. Morgan Chase & Co. (JPMorgan Chase), serves as the investment manager to the fund. Known for its commitment to proprietary research and disciplined investment strategies, JPMorgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, JPMorgan Chase, employs approximately 700 analysts, portfolio managers, capital market researchers and traders around the world and has approximately $638 billion in assets under management.

As described below, the Manager selects stocks for the fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The Manager uses a top-down analysis in determining which countries to emphasize. Stocks in each industry are ranked with the help of models, then selected for investment. The Manager may adjust currency exposure to seek to manage risks and enhance returns.

INTERNATIONAL EQUITY
INVESTMENT PROCESS

The Manager's investment process focuses on allocating assets by country, selecting stocks and managing currency exposure. The fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the Manager seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the Manager develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 170 members around the world, with an average of nearly ten years of experience.

In managing the fund, the Manager employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities and currency management decisions.

COUNTRY ALLOCATION The Manager takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the fund. Country allocations may vary either significantly or moderately from the fund's benchmark. The Manager considers the developed countries of Europe, excluding the U.K., as a whole, while monitoring the fund's exposure to any one country.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

STOCK SELECTION Various models are used to quantify the Manager's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Manager then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions.

CURRENCY MANAGEMENT The Manager actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to the Manager's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the fund sells the appreciated security). The fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the fund are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to avoid net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if the fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

[SIDENOTE]
WHO MAY WANT TO INVEST?

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG-TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

--------------------------------------------------------------------------------
FUND'S INVESTMENT ADVISER

THE FUND'S INVESTMENT ADVISER

The Manager is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. The Manager is located at 522 5th Ave, New York, NY 10036.

The Manager receives an annual management fee at the rate of 0.85% of the fund's average net assets for investment advisory and other services.

PORTFOLIO MANAGEMENT

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the International Equity team in April of 1993 and has been at JPMorgan since 1992. The team also includes Andrew Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by the Manager since 1984; Nigel F. Emmett, vice president, who has been on the International Equity team since joining JPMorgan in August of 1997; and by Jenny
C. Sicat, vice president, who joined the International Equity team in August of 2000 and has been at JPMorgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
YOUR INVESTMENT

GENERAL

J.P. Morgan Funds Distributors Inc. (JPMFD), 210 West 10th Street, Kansas City, MO 64105, is the distributor for the fund. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with the Manager or JPMorgan Chase & Co.

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional shares in this fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors. The fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the funds are accepting purchase orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchase of Institutional shares must be paid for by federal funds wire. If the JPMorgan Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at either 1-800-521-5411 or 1-800-348-4782.

MINIMUM INVESTMENT

Investors must buy a minimum $3,000,000 worth of Institutional Shares in the fund to open an account. There are no minimum levels for subsequent purchase. An investor can combine purchases of Institutional Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your Institutional shares you'll receive the next NAV calculated

                                                                 YOUR INVESTMENT
--------------------------------------------------------------------------------

after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive you request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale of your bank account on the day after we receive your request in proper form. Federal law allows the fund to suspend a sale or postpone payment for more than seven business days under usual circumstances.

You can sell your shares two ways

THROUGH YOUR FINANCIAL
SERVICE FIRM

Tell your financial services firm which fund you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call either 1-800-521-5411 or 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

EXCHANGING FUND SHARES

You can exchange your Institutional shares for shares in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of fund shares. This will generally result in a capital gain or loss to you. Please call the JPMorgan Funds Service Center for more information.

You should not exchange shares as a means of short-term trading as this could increase the fund's administrative costs and, thereby, affect all shareholders. The fund reserves the right to limit the number of exchanges or to refuse an exchange. The fund may also terminate this privilege. You will be charged an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the SAI to find out more about the exchange privilege.

You may use our Telephone Exchange Privilege. You can get more information about this option by contacting the JPMorgan Funds Service Center.

OTHER INFORMATION
CONCERNING THE FUND

Your account may be closed if its balance falls below $1,000,000 because you have sold shares. You will be given 60 days notice before your account is closed.

Unless you indicate otherwise on your account application, we, representatives of the JPMorgan Funds Service Center, are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the fund liable for any loss or expenses from any

YOUR INVESTMENT
--------------------------------------------------------------------------------

sales request, if the fund takes reasonable precautions. The fund will be liable to you for any losses from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone; this may be true at times of unusual market changes and shareholder activity. During such times, you can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The fund has agreements with certain shareholder servicing agents (including The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional shares of the fund held by investors serviced by the shareholder servicing agent.

Chase and/or JPMFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These payments may be in amounts of up to an additional 0.10% annually of the average daily net assets of the fund attributable to the fund's shares held by the shareholder servicing agents' customers.

Chase and its affiliates and the fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract or law. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DIVIDENDS AND DISTRIBUTIONS

The fund typically pays income dividends and makes capital gains distributions, if any, once per year (usually in December). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. The fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

-   reinvest all distributions in additional fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

                                                                 YOUR INVESTMENT
--------------------------------------------------------------------------------


TAX CONSIDERATIONS

While the fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. In general, selling shares for cash, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

 TRANSACTION                TAX STATUS
--------------------------------------------------------------------------------
 INCOME DIVIDENDS           ORDINARY INCOME

 SHORT-TERM CAPITAL GAINS   ORDINARY INCOME
 DISTRIBUTIONS

 LONG-TERM CAPITAL GAINS    CAPITAL GAINS
 DISTRIBUTIONS

 SALES OR EXCHANGE OF       CAPITAL GAINS OR LOSSES
 SHARES OWNED FOR MORE
 THAN ONE YEAR

 SALES OR EXCHANGES OF      GAIN ARE TREATED AS
 SHARES OWNED FOR ONE       ORDINARY INCOME; LOSSES ARE
 YEAR OR LESS               SUBJECT TO SPECIAL RULES
--------------------------------------------------------------------------------

If you receive distributions of net capital gain, the tax rate will be based on how long the fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the net asset value will be higher on that date because it includes the distribution amount.

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

The fund anticipates that it will be subject to foreign withholding taxes on a portion of its dividend income from foreign securities. The fund intends to file an election each year which would require fund shareholders to include in ordinary gross income their PRO RATA share of qualified foreign income taxes paid by the fund (even though such amounts are not received by the shareholders) and would allow fund shareholders to use their PRO RATA portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions to deduct their portion of the fund's foreign taxes paid in computing their taxable federal income.

Early in each calendar year, the fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

An investor for whom the fund does not have a valid Taxpayer Identification Number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the fund. Please consult your tax adviser to see how investing in the fund will affect your own tax situation.

FUND DETAILS

BUSINESS STRUCTURE

The fund is a series of Mutual Fund Group, a Massachusetts business trust. Information about other series or classes in Mutual Fund Group is available by calling either 1-800-521-5411 or

YOUR INVESTMENT
--------------------------------------------------------------------------------

1-800-348-4782. In the future, the trustees of Mutual Fund Group could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

The fund and the other series of Mutual Fund Group are governed by the same trustees. The trustees are responsible for overseeing the fund's business activities.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

====================================================================================================================================
POTENTIAL RISKS                             POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

         - The fund could underperform      - The fund could outperform its    - The Manager focuses its active management on
           its benchmark due to its           benchmark due to these same        securities selection, the area where it believes
           securities and asset               choices.                           its commitment to research can most enhance
           allocation choices.                                                   returns.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS

         - The fund's share price and       - Stocks have generally            - Under normal circumstances, the fund plans to
           performance will fluctuate in      outperformed more stable           remain fully invested, with at least ___ in
           response to stock market           investments (such as bonds and     stocks of at least ___ developed countries, not
           movements.                         cash equivalents) over the         including the U.S.; stock investments may include
                                              long term. (Past performance,      convertible securities, preferred stocks,
         - The fund could lose money          however, is not an indication      depositary receipts (such as American Depositary
           because of foreign government      of future performance)             Receipts and European Depositary Receipts), trust
           actions, political                                                    or partnership interests, warrants, rights, and
           instability or lack of           - Foreign investments, which         investment company securities.
           adequate and/or  accurate          represent a major portion of
           information.                       the world's securities, offer    - During severe market downturns, the fund has the
                                              attractive potential               option of investing up to 100% of its assets in
         - Investment, liquidity and          performance and opportunities      investment-grade short-term securities.
           valuation risks tend to be         for diversification.
           higher in emerging markets.
                                            - Emerging markets can offer
         - Adverse market conditions          higher returns.
           may, from time to time, cause
           the fund to take temporary
           defensive positions that are
           inconsistent with its
           principal investment
           strategies and may hinder the
           fund from achieving its
           investment objective.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

         - Currency exchange rate           - Favorable exchange rate          - The fund actively manages the currency exposure of
           movements could reduce gains       movements could generate gains     its foreign investments and will hedge a portion
           or create losses.                  or reduce losses.                  of its foreign currency exposure into the U.S.
                                                                                 dollar or other currencies which the Manager
         - Currency risks tend to be                                             deems more attractive (see also "Derivatives").
           higher in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

         - When the fund lends a            - The fund may enhance income      - The Manager maintains a list of approved borrowers.
           security, there is a risk          through the investment of the
           that the loaned securities         collateral received from the     - The fund receives collateral equal to at least
           may not be returned if the         borrower.                          100% of the current value of securities loaned.
           borrower defaults.
                                                                               - The lending agents indemnify the fund against
         - The collateral will be                                                borrower default.
           subject to the risks of the
           securities in which it is                                           - The Manager's collateral investment guidelines
           invested.                                                             limit the quality and duration of collateral
                                                                                 investment to minimize losses.

                                                                               - Upon recall, the borrower must return the
                                                                                 securities loaned within the normal settlement
                                                                                 period.

====================================================================================================================================
POTENTIAL RISKS                             POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

         - Derivatives such as futures,     - Hedges that correlate well       - The fund uses derivatives, such as futures,
           options, swaps and forward         with underlying positions can      options, swaps, and forward foreign currency
           foreign currency contracts(1)      reduce or eliminate losses at      contracts, for hedging and tax and risk
           that are used for hedging the      low cost.                          management purposes (i.e., to establish or adjust
           portfolio or specific                                                 exposure to particular securities, markets or
           securities may not fully         - The fund could make money and      currencies).
           offset the underlying              protect against losses if the
           positions and this could           investment analysis proves       - The fund only establishes hedges that it expects
           result in losses to the fund       correct.                           will be highly correlated with underlying
           that would not have otherwise                                         positions.
           occurred.                        - Derivatives that involve
                                              leverage could generate          - While the fund may use derivatives that
         - Derivatives used for risk          substantial gains at low cost.     incidentally involve leverage, it does not use
           management may not have the                                           them for the specific purpose of leveraging its
           intended effects and may                                              portfolio.
           result in losses or missed
           opportunities.

         - The counterparty to a
           derivatives contract could
           default.

         - Derivatives that involve
           leverage could magnify losses.

         - Certain types of derivatives
           involve costs to the fund
           which can reduce returns.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

         - The fund could have              - These holdings may offer more    - The fund may not invest more than 15% of its net
           difficulty valuing these           attractive yields or potential     assets in illiquid holdings.
           holdings precisely.                growth than comparable widely
                                              traded securities.               - To maintain adequate liquidity, the fund may hold
         - The fund could be unable to                                           investment-grade short-term securities and may
           sell these holdings at the                                            borrow(including repurchase agreements and
           time or price it desired.                                             reverse repurchase agreements) from banks up to
                                                                                 33 1/3% of the value of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         - When the fund buys securities    - The fund can take advantage of   - The fund uses segregated accounts to offset
           before issue or for delayed        attractive transaction             leverage risk.
           delivery, it could be exposed      opportunities.
           to leverage risk if it does
           not use segregated accounts.
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

         - Increased trading could raise    - The fund could realize gains     - The fund will avoid short-term trading, except to
           the fund's brokerage and           in a short period of time.         take advantage of attractive or unexpected
           related costs.                                                        opportunities or to meet demands generated by
                                            - The fund could protect against     shareholder activity.
         - Increased short-term capital       losses if a stock is
           gains distributions could          overvalued and its value later
           raise shareholders' income         falls.
           tax liability.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

HOW TO REACH US

MORE INFORMATION

You will find more information about the fund in the following documents.

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us either 1-800-521-5411 or 1-800-348-4782 or writing to:

JPMORGAN FLEMING TAX AWARE
INTERNATIONAL OPPORTUNITIES FUND
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 419392
KANSAS CITY, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information.

You can also find information on-line at [www.jpmorganflemingfunds.com] on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: PUBLICINFO@SEC.GOV

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

JPMORGAN FUNDS AND THE MORGAN TRADITION

The JPMorgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan Investment Management Inc.'s extensive experience and depth as an investment manager, the JPMorgan Funds offer a broad array of distinctive opportunities for mutual fund investors.JPMorgan

JPMORGAN


                         The fund's Investment Company Act File No. is 811-5151.

                   Subject to Completion, dated April 6, 2001

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     MAY 1, 2001

         J.P. MORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                    (CLASS A, B, C and INSTITUTIONAL SHARES)

           1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MAY 1, 2001 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. THE PROSPECTUSES ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUNDS DISTRIBUTOR, INC., ATTENTION: MUTUAL FUND GROUP, AT THE ABOVE-LISTED ADDRESS.

For more information about your account, simply call or write the J.P. Morgan Funds Service Center at :

                        1-800-521-5411 or 1-800-348-4782
                        J.P. Morgan Funds Service Center
                                 P.O. Box 419392
                              Kansas city, MO 64141

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL........................................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................1
INVESTMENT RESTRICTIONS.......................................................17
MANAGEMENT OF THE TRUST AND THE FUND..........................................19
INVESTMENT ADVISOR............................................................24
ADMINISTRATOR AND SUB-ADMINISTRATOR...........................................25
DISTRIBUTOR...................................................................26
DISTRIBUTION PLANS............................................................28
FINANCIAL PROFESSIONALS.......................................................29
SHAREHOLDER SERVICING AGENT, TRANSFER AGENT AND CUSTODIAN.....................30
INDEPENDENT ACCOUNTANTS.......................................................31
EXPENSES......................................................................32
PURCHASE, REDEMPTIONS AND EXCHANGES...........................................32
DIVIDENDS AND DISTRIBUTIONS...................................................38
NET ASSET VALUE...............................................................38
PERFORMANCE DATA..............................................................40
MASSACHUSETTS BUSINESS TRUST..................................................41
CODE OF ETHICS................................................................42
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..........................42
CERTAIN REGULATORY MATTERS....................................................43
TAXES.........................................................................44
ADDITIONAL INFORMATION........................................................49
APPENDIX A - Description of Security Ratings.................................A-1

GENERAL

      This Statement of Additional Information relates only to the J.P. Morgan Fleming Tax Aware International Opportunities Fund (the "Fund"). The Fund is a series of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of four classes of the Fund (Class A, B, C and Institutional Shares).

      This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

      The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

General

      The Prospectuses sets forth the investment policies of the Fund. The following discussion supplements the information regarding the investment objective of the Fund and should be read in conjunction with the related sections of the Prospectuses.

      The Fund is designed for long-term investors who want to invest in an actively managed portfolio of common stocks and other equity securities of non-U.S. companies, including companies located in emerging markets. The Fund's investment objective is to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

      The Fund seeks to achieve its investment objective by balancing investment considerations and tax consideration. The Fund also seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). In addition, the Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income).

Investment Process for the Fund

      Stock selection: JPMIM's approximately [90] international equity analysts and [23] emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U.S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Fund's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

      Currency management: JPMIM actively manages the currency exposure of the Fund's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

      Country allocation (developed countries): The Fund's country weightings primarily result from its stock selection decisions and may vary significantly from the Morgan Stanley Capital International (MSCI) All Country World Index Free Index (ex-U.S.), the Fund's benchmark.

Quality and Diversification Requirements of the Fund

      The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

      The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in JPMIM's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in JPMIM's opinion. See Appendix A for a discussion of these standards.

      In determining suitability of investment in a particular unrated security, JPMIM takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Tax Management Techniques

      The Fund uses JPMIM's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. The Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, the Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce the Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations. However, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

      The various types of securities in which the Fund may invest are described below.

Equity Investments

      The Fund invests primarily in Equity Securities consisting of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments, which may be purchased by the Fund, appears below. See also "Quality and Diversification Requirements."

      Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

      The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

      The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

      Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

Foreign Investments

      The Fund makes substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

      In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

      Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

      The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Foreign Currency Exchange Transactions. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, JPMIM may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Fund may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Money Market Instruments

      Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements of the Fund."

U.S. Treasury Securities

      The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

Additional U.S. Government Obligations

      The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Foreign Government Obligations

      The Fund, subject to its investment policy, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

Bank Obligations

      Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which JPMIM, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

Commercial Paper

      The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities generally between 2 to 270 days issued by banks, corporations, or other borrowers with temporary idle cash. A specific type of commercial paper that the Fund may invest in is known as master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of JPMIM, in its capacity as a commercial bank, has made a loan.

Repurchase Agreements

      The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by JPMIM. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

Corporate Bonds and Other Debt Securities

      The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies.

Asset-backed Securities

      Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Options and Futures Transactions

      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract, as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

      Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or JPMIM may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Swaps and Related Swap Products

      The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

      The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

      The use of swap transactions, caps, floors and collars involves investment techniques and risks, which are different from those, associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

      JPMIM will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

      The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Portfolio's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by JPMIM. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

      The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Additional Investments

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

      Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

      The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) JPMIM will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreement) are limited in the aggregate and must not exceed 33 1/3% of the Fund's total assets. See "Investment Restrictions."

      Loans of Portfolio Securities. The Fund is permitted to lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund, JPMIM or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement) are limited in the aggregate must not exceed 33 1/3% of the Fund's total assets.

      Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

      As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Risk Management

      The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. Examples of risk management strategies include synthetically altering a portfolio's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolios Turnover

      The Fund's portfolio turnover rate will not likely exceed 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes."

INVESTMENT RESTRICTIONS

Fundamental Policies

      The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

      The Fund:

      1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

      2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

      3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

      4. May not borrow money, except to the extent permitted by applicable law;

      5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

      6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

      7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

      8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Restrictions

      The investment restrictions described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

      (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

      (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

      (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

MANAGEMENT OF THE TRUST AND THE FUND

Trustees and Officers

The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

            Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 67. Address: 202 June Road, Stamford,CT 06903.

            *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 64. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

            William J. Armstrong--Trustee. Vice President and Treasurer, Ingersoll-Rand Company. Age: 58. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

            John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture -- State of Connecticut, 1992-1995. Age: 70. Address: 322 Main Street, Lakeville, CT 06039.

            Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 66. Address: 108 Valley Road, Cos Cob, CT 06807.

            Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 67. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

            Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 68. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

            *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 47.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

            W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
72. Address: 624 East 45th Street, Savannah, GA 31405.

            W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 72.
Address: RR 1 Box 102, Weston, VT 05181.

            *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 64. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

            Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 65. Address: 4 Barnfield Road, Pittsford, NY 14534.

            Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.

            Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

            Lisa Hurley--Secretary. Senior Vice President and General Counsel, BISYS Fund Services; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
44. Address: 90 Park Avenue, New York, NY 10016.

            Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

            Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 31. Address: 3435 Stelzer Road, Columbus, OH 43219.

* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.

      The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (President), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust. The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "J.P. Morgan Funds").

Remuneration of Trustees and Certain Executive Officers

      Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

      Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 2000 for each Trustee of the Trusts:

                                   Pension or Retirement     Total Compensation
                                   Benefits Accrued by the   from "Fund Complex"
                                   Fund Complex (1)          (2)
William J. Armstrong, Trustee            $ 41,781                $ 90,000
John R.H. Blum, Trustee                    79,307                  98,750
Stuart W. Cragin, Jr., Trustee             55,742                  89,000
Ronald R. Eppley, Jr., Trustee             58,206                  91,000
Joseph J. Harkins, Trustee                 75,554                  90,500
Sarah E. Jones, Trustee                        --                      --
George E. McDavid, Trustee                     --                  62,250
W.D. MacCallan, Trustee                    77,769                  88,500

                                       21

W. Perry Neff, Trustee                     74,269                  88,000
Fergus Reid, III, Trustee                 110,091                 202,750
Leonard M. Spalding, Jr., Trustee          35,335                  89,000
Richard E. Ten Haken, Trustee              60,398                  99,750
Irving L. Thode, Trustee                   64,503                  90,000
H. Richard Vartabedian, Trustee            86,791                 134,350

(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended December 31, 2000 and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.

      (2) Data reflects total compensation earned during the period January 1, 2001 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Group, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

      In addition, the Trusts paid $7,500, $7,000 and $7,500 to Frank A. Liddell, Jr., Kenneth L. Otto and H. Michael Tyson, respectively. Messrs. Liddell, Otto and Tyson resigned as Trustees in March 2000.

      As of December 31, 2000, the Trustees and officers as a group owned less than 1% of the outstanding shares in each Fund in the Trust, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $93,000, which amount was then apportioned among the Funds comprising the Trust.

J.P. Morgan Funds Retirement Plan for Eligible Trustees

      Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

      Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, Neff, Spalding, Ten Haken and Thode and for Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 16, 2, 15, 7 and 0 respectively.

            Highest Annual Compensation Paid by All J.P. Morgan Funds
            ---------------------------------------------------------
             $80,000     $100,000         $120,000        $140,000      $160,000       $200,000

Years of
Service               Estimated Annual Benefits Upon Retirement
-------               -----------------------------------------
16           $80,000     $100,000         $120,000        $140,000      $160,000        200,000
14            76,800       96,000          115,200         134,400       153,600        192,000
12            70,400       88,000          105,600         123,200       140,800        176,000
10            64,000       80,000           96,000         112,000       128,000        160,000
 8            51,200       64,000           76,800          89,600       102,400        128,000
 6            38,400       48,000           57,600          67,200        76,800         96,000
 4            25,600       32,000           38,400          44,800        51,200         64,000

      The Trustees also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

      Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total estimated contributions for the calendar year were $39,800, $80,100 and $134,350, respectively.

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISOR

      The Fund has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor and Sub-Administrator" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.

      J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

      The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund.

      Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is currently the Morgan Stanley Capital International
(MSCI) All Country World Index Free (ex-U.S.).

      The Fund is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.85% of the average daily net assets of the Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

      Pursuant to an Administration Agreement (the "Administration Agreement"), The Chase Manhattan Bank ("Chase") is the administrator of the Fund. Chase provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including nest asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of the Fund's shares.

      Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act). The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

      Pursuant to the Administration Agreement, Chase may delegate a portion of its responsibilities to a Sub-Administrator. In consideration of the sub-administration services provided by a Sub-Administrator, the Sub-Administrator will receive an annual fee of 0.05% of the net assets of the Fund. This annual fee will be paid by Chase, not the Fund.

DISTRIBUTOR

      The Fund's distributor is J.P. Morgan Funds Distributors, Inc. ("JPMFD" or the "Distributor"). JPMFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase.

      The Trust has entered into a Distribution and Sub-Administration Agreement dated [April 11, 2001] (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B and Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the J.P. Morgan Funds, and activities intended to promote the Fund's Class A, Class B and Class C shares may also benefit the Fund's other shares and other J.P. Morgan Funds.

      JPMFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more J.P. Morgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

      JPMFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other J.P. Morgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMFD out of compensation retained by it from the Fund or other sources available to it.

      The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

DISTRIBUTION PLANS

      The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of the Fund as described in the Prospectuses, which provide that such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of the Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.

      Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets.

      Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4.00%, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

      Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets.

      Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

      Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

      Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

FINANCIAL PROFESSIONALS

            The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

            Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

            The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

SHAREHOLDER SERVICING AGENT, TRANSFER AGENT AND CUSTODIAN

      The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with Chase (the "Shareholder Servicing Agent") to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchasers and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

      In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

      The Shareholder Servicing Agent may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. The Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. The Shareholder Servicing Agent may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for its services as Shareholder Servicing Agent.

      For shareholders that bank with Chase, Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility of certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and the Shareholder Servicing Agent may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

      Chase and/or the Distributor may from time to time, at their own expenses out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

      Chase and its affiliates and J.P. Morgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

      The Trust has also entered into a Transfer Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

      Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund and receives such compensation as if from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and services for the income, expenses and shares outstanding for the Fund. Chase is located at 1211 Avenue of the Americas, New York, NY 10036.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust and the Fund are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

      The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

PURCHASES, REDEMPTIONS AND EXCHANGES

      The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

      An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the J.P. Morgan Funds Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchases, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

      Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Class A Shares

      The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                                      Amount
                                                                      of
                                                                      sales
                                Sales charge as a                     charge
                                 percentage of :                      reallowed
                   --------------------------------------------       to
Amount                                                                dealers
of                                                                    as a
transaction                                                           percentage
at                                                 Net                of
offering                   Offering                Amount             offering
price ($)                  Price                   invested           price
---------                  -----                   --------           -----
Less                       5.75                    6.10                 5.00
than
100,000
100,000                    3.75                    3.90                 3.25
or
greater,
but less
than
250,000
250,000                    2.50                    2.56                 2.25
or
greater,
but less
than
500,000
500,000                    2.00                    2.04                 1.75
or
greater,
but less
than
1,000,000

      There is no initial sales charge on purchases of Class A shares of $1 million or more.

      The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.

      Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of the Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of the Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

      The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

      Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

      An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

      A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) purchased thereafter.

      Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. With Board of Trustee approval, the money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

      No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the J.P. Morgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

      The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the J.P. Morgan Funds.

      Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

      Investors may incur a fee if they effect transactions through a broker or agent.

      Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

      Shareholders of record of any J.P. Morgan fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any J.P. Morgan fund, provided there is no change in account registration.

      The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

      Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

      The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

      Reinstatement Privilege. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next deter-mined net asset value. Class B shareholders who have redeemed their shares and paid a contingent deferred sales charge with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

      Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Class B Shares

      Class B Shares in the Fund have a contingent deferred sales charge. Purchasers do not pay any charge when they buy Class B Shares in the Fund, but they may have to pay a charge when Class B Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for the Fund decreases the longer a shareholder holds his or her shares and disappears altogether after a certain number of years. In addition, Class B Shares automatically convert to Class A Shares after a certain number of years. However, the Fund calculates the deferred sales charge and the holding period differently, depending on when the shareholder acquired its Class B Shares.

      Class B Shares will have the contingent deferred sales charge set forth in the table below.

           Years Held                Contingent Deferred Sales Charge
           ----------                --------------------------------
               1                                    5%
               2                                    4%
               3                                    3%
               4                                    3%
               5                                    2%
               6                                    1%
               7                                   None
               8                                   None
               9                        Convert to Class A Shares

      The Class B Shares will cease to have a contingent deferred sales charge six years after a purchase. Those shares will convert to Class A Shares nine years after a purchase.

      The Trust calculates the deferred sales charge from the month a shareholder purchases his or her shares. When a shareholder redeem Class B Shares, the Trust always sells the shares with the lowest deferred sales charge first.

      Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

      The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any CDSC the investor pays.

      The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

      If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

      The Fund may require signature guarantees for changes that shareholders request be made in the Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

      The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

      The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

      Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

      Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      General. From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services which monitor the performance of mutual funds, including the benchmark indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      From time to time, the fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

      Total Return Quotations. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

      Total Rate of Return. The Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

            The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

      Yield Quotations. Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares out-standing during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

MASSACHUSETTS BUSINESS TRUST

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

      The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of [21] series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes case by other Fund shareholders represented at the meeting in person or by proxy.

      The Fund offers Class A, Class B, Class C and Institutional shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

      Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

      The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.

Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

CERTAIN REGULATORY MATTERS

      Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intend to pay dividends in such a manner so as to minimize the possibility of a return of capital.

Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

      The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

      The Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

      To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 (or any successor form) is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

      Foreign Taxes. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

      State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Fund is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

      Telephone calls to the Fund, J.P. Morgan Chase or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 -- The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-     Leading market positions in well established industries.

-     High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C

                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION

ITEM 23.    Exhibits

Exhibit
Number
-------

1(a)  Declaration of Trust, as amended. (1)
1(b) Certificate of Amendment to Declaration of Trust dated December 14,
     1995.(6)
1(c) Certificate of Amendment to Declaration of Trust dated October 19,
     1995.(6)
1(d) Certificate of Amendment to Declaration of Trust dated July 25,
     1993.(6)
1(e) Certificate of Amendment to Declaration of Trust dated November
     1997.(10)
1(f) Certificate of Amendment to Declaration of Trust dated June 5,
     1998.(12)

2     By-laws, as amended. (1)

3     None.

4     Form of Investment Advisory Agreement.(14)


5     Form of Distribution and Sub-Administration Agreement.(6)

6(a)  Retirement Plan for Eligible Trustees.(6)
6(b)  Deferred Compensation Plan for Eligible Trustees.(6)

7     Form of Custodian Agreement. (1)

8(a)  Form of Transfer Agency Agreement. (1)
8(b)  Form of Shareholder Servicing Agreement. (6)
8(c)  Form of Administration Agreement.(6)

9     None.

10    None.

11    None.

12    None.

13(a) Rule 12b-1 Distribution Plan of Mutual Funds including Selected Dealer Agreement and Shareholder Service Agreement. (1)
13(b) Rule 12b-1 Distribution Plan - Class B Shares (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
13(c) Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements).(9)

14    None.

15    Form of Rule 18f-3 Multi-Class Plan.(6)

----------

(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.

(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.
(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.
(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.
(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.
(11) Filed as an Exhibit to Amendment No. 50 to the Registration Statement on Form N-1A on February 27, 1998.
(12) Filed as an Exhibit to Amendment No. 53 to the Registration Statement on Form N-1A on June 29, 1998.
(13) Filed as an Exhibit to Amendment No. 71 to the Registration Statement on Form N-1A on February 28, 2001.
(14) Filed as an Exhibit to Amendment No. 72 to the Registration Statement on Form N-1A on March 9, 2001.

ITEM  24. Persons Controlled by or Under Common Control with Registrant

          Not applicable

ITEM 25.  Indemnification

            Reference is hereby made to Article V of the Registrant's Declaration of Trust.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

            Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

            Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

The business of J.P. Morgan is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of
J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27. Principal Underwriters

      (a) J.P. Morgan Funds Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Trust.

      (b) The following are the Directors and officers of J.P. Morgan Funds Distributors, Inc. The principal business address of each of these persons, is listed below.



Name and Address                    Position and Offices                 Position and Offices
                                    With Distributor                     with Registrant
----------------                    --------------------                 --------------------
Lynn J. Mangum                      Chairman                                    None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President           None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                   None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                       None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                              None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                   None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                              None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                              None


150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                         None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                         None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                          None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                              None
3435 Stelzer Road
Columbus, OH 43219


          (c) Not applicable



ITEM 28. Location of Accounts and Records

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                      Address
                  ----                      -------

Vista Fund Distributors, Inc.               One Chase Manhattan Plaza, 3rd Floor
                                            New York, NY 10081

DST Systems, Inc.                           210 W. 10th Street,
                                            Kansas City, MO 64105

The Chase Manhattan Bank                    270 Park Avenue,
                                            New York, NY 10017

Chase Asset Mangement, Inc.                 1211 Avenue of the Americas,
                                            New York, NY 10036

Chase Asset Management, Ltd. (London)       Colvile House
                                            32 Curzon Street
                                            London, England W1Y8AL

The Chase Manhattan Bank                    One Chase Square,
                                            Rochester, NY 14363

ITEM 29.  Management Services

          Not applicable

ITEM 30.  Undertakings

                  Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 6th day of April, 2001.

                                                          MUTUAL FUND GROUP


                                        By /s/ H. Richard Vartabedian
                                           --------------------------
                                           H. Richard Vartabedian
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             *                     Chairman and Trustee       April 6, 2001
-------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                  April 6, 2001
-------------------------------    and Trustee
    H. Richard Vartabedian

             *                     Trustee                    April 6, 2001
-------------------------------
    William J. Armstrong

             *                     Trustee                    April 6, 2001
-------------------------------
    John R.H. Blum

             *                     Trustee                    April 6, 2001
-------------------------------
    Stuart W. Cragin, Jr.

             *
-------------------------------    Trustee                    April 6, 2001
    Roland R. Eppley, Jr.

             *                     Trustee                    April 6, 2001
-------------------------------
    Joseph J. Harkins

             *                     Trustee                    April 6, 2001
-------------------------------
    Sarah E. Jones

             *
-------------------------------    Trustee                    April 6, 2001
    W.D. MacCallan

             *
-------------------------------    Trustee                    April 6, 2001
    W. Perry Neff

             *                     Trustee                    April 6, 2001

-------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee                    April 6, 2001
-------------------------------
    Irv Thode

             *                     Trustee                    April 6, 2001
-------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and              April 6, 2001
-------------------------------    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                April 6, 2001
-------------------------------    Fact
    H. Richard Vartabedian